UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 13, 2008
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) | Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

EXPLANATORY NOTE:
          This Current Report on Form 8-K/A is being filed by MGM MIRAGE (the “Company”) to amend, as set forth below, the Company’s Current Report on Form 8-K (the “Prior Report”) dated November 13, 2008, with a filing date of November 14, 2008.

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Item 5.02(b) of the Prior Report is amended by deleting in its entirety the second sentence thereof and replacing it with the following sentence:
In addition, on November 25, 2008, Mr. Lanni notified the Company that he will resign as a director of the Company, with such resignation to be effective concurrently with his retirement from his position as the Chairman of the Board and the Chief Executive Officer of the Company on November 30, 2008.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: November 26, 2008	By:	/s/ John M. McManus
		Name:	John M. McManus
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary